Strategic Partners Managed OTC Fund and
Strategic Partners Technology Fund, each a series of

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

Supplement Dated September 12, 2005 to the
Prospectus Dated August 5, 2005


The reorganizations whereby Jennison Technology Fund, a series of Jennison Sector Funds, Inc. intended to acquire the assets and assume the liabilities of each of Strategic Partners Managed OTC Fund and Strategic Partners Technology Fund have been cancelled. All references to such reorganizations are deleted from the prospectus.

The following language replaces the second full paragraph on page 8 of the Prospectus:

	Note: Subject to Shareholder approval, the Strategic Partners Health Sciences Fund is expected to merge into Jennison Health Sciences Fund (a series of Jennison Sector Funds, Inc.) on or about November 18, 2005. See "Management of the Funds - Proposed Reorganizations," herein for additional information.

















MFSP601C1